MASTER SERVICER'S CERTIFICATE
(Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)

HOUSEHOLD FINANCE CORPORATION,
Master Servicer
HOUSEHOLD AUTO RECEIVABLES CORPORATION

HOUSEHOLD AUTOMOTIVE TRUST VI
Class A Notes, Series 2000-3

1. This Certificate relates to the Distribution Date occurring on	November 17, 2000

2. Series 2000-3 Information

(a) The amount of Collected Funds with respect to the Collection Period was equal to	$26,813,223.91

(b) The amount of Available Funds with respect to the Collection Period was equal to	$26,940,578.07

(c) The Liquidated Receivables for the Collection Period was equal to	$32,647.66

(d) Net Liquidation Proceeds for the Collection Period was equal to	$1,408.03
(i) The annualized net default rate	0.039469%

(e) The principal balance of Series 2000-3 Receivables at the beginning
of the Collection Period was equal to	$956,035,028.75

(f) The principal balance of Series 2000-3 Receivables on the last day
of the Collection Period was equal to	$943,546,921.25

(g) The aggregate outstanding balance of the Series 2000-3 Receivables which were one payment (1-29 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$42,294,000.00

(h) The aggregate outstanding balance of the Series 2000-3 Receivables which were two payments (30-59 days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$9,526,000.00

(i) The aggregate outstanding balance of the Series 2000-3 Receivables which were three or more payments (60+ days) delinquent as of the close of business on the last day of the
Collection Period with respect to such Distribution Date was equal to	$628,000.00

(j) The Base Servicing Fee paid on the Distribution Date was equal to	$0.00

(k) The Principal Distributable Amount for the Distribution Date was equal to	$16,365,399.18

(l) The Principal Amount Available for the Distribution Date was equal to	$16,365,399.18

(m) The Aggregate Note Principal Balance was equal to	$648,135,824.79

(n) The Aggregate Optimal Note Principal Balance was equal to	$613,305,498.81

(o) The Targeted Credit Enhancement Amount was equal to	$358,547,830.08

(p) The Targeted Credit Enhancement Amount as a percentage of the Pool
Balance on the Distribution Date was equal to	$0.38

(q) The Targeted Reserve Account Balance was equal to	$28,306,407.64

(r) The Reserve Account Deposit Amount for the Distribution Date	$6,626,842.18

(s) The Maximum Reserve Account Deposit Amount for the Distribution Date	$10,501,203.63

(t) The Reserve Account Shortfall for the Distribution Date	$6,626,842.18

(u) The amount on deposit in the Reserve Account after distributions was equal to	$28,306,407.64

(v) The amount on deposit in the Reserve Account as a percentage of the Pool
Balance on the Distribution Date was equal to	3.000000%

(w) The Targeted Overcollateralization Amount was equal to	$330,241,422.44

(x) The ending overcollateralization was equal to	$311,776,495.65

(y) The ending overcollateralization as a percentage of the Pool Balance on the
Distribution Date was equal to	33.043030%

(z) The Weighed Average Coupon (WAC) was equal to	18.377000%

(aa) The Weighed Average Remaining Maturity (WAM) was equal to	60

3. Noteholder Information
(a) Class A-1
A. Information Regarding Distributions
1. Total Distribution per $1,000	$125.58626
2. Principal Distribution per $1,000	$120.33382
3. Interest Distribution per $1,000	$5.25244

B. Calculation of Class A-1 Interest Due
1. Class A-1 related Note Rate	6.792000%
2. Class A-1 principal balance - beginning of period	$122,135,824.79
3. Accrual convention	Actual/360
4. Days in Interest Period	31
5. Class A-1 interest due	$714,331.73
6. Class A-1 interest paid	$714,331.73
7. Class A Interest Carryover Shortfall with respect to Class A-1	$0.00
8. Class A-1 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-1 principal balance
1. Class A-1 principal balance - beginning of period	$122,135,824.79
2. Class A-1 principal - amount due	$16,365,399.18
3. Class A-1 principal - amount paid	$16,365,399.18
4. Class A-1 principal balance - end of period	$105,770,425.60
5. Class A Principal Carryover Shortfall with respect to Class A-1	$0.00
6. Class A-1 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-1 Notes as a percentage of the total Notes outstanding on the Distribution Date	16.741908%
8. Class A-1 Notes as a percentage of the Pool Balance on the Distribution Date	11.209874%

(b) Class A-2
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.80000
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.80000

B. Calculation of Class A-2 Interest Due
1. Class A-2 related Note Rate	6.960000%
2. Class A-2 principal balance - beginning of period	$158,000,000.00
3. Accrual convention	30/360
4. Days in Interest Period	31
5. Class A-2 interest due	$916,400.00
6. Class A-2 interest paid	$916,400.00
7. Class A Interest Carryover Shortfall with respect to Class A-2	$0.00
8. Class A-2 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-2 principal balance
1. Class A-2 principal balance - beginning of period	$158,000,000.00
2. Class A-2 principal - amount due	$0.00
3. Class A-2 principal - amount paid	$0.00
4. Class A-2 principal balance - end of period	$158,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-2	$0.00
6. Class A-2 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-2 Notes as a percentage of the total Notes outstanding on the Distribution Date	25.009085%
8. Class A-2 Notes as a percentage of the Pool Balance on the Distribution Date	16.745325%
9. Class A-1 and A-2 Notes as a percentage of the Pool Balance on the Distribution Date	27.955200%

(c) Class A-3
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.87500
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.87500

B. Calculation of Class A-3 Interest Due
1. Class A-3 related Note Rate	7.050000%
2. Class A-3 principal balance - beginning of period	$175,000,000.00
3. Accrual convention	30/360
4. Class A-3 interest due	$1,028,125.00
5. Class A-3 interest paid	$1,028,125.00
6. Class A Interest Carryover Shortfall with respect to Class A-3	$0.00
7. Class A-3 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-3 principal balance
1. Class A-3 principal balance - beginning of period	$175,000,000.00
2. Class A-3 principal - amount due	$0.00
3. Class A-3 principal - amount paid	$0.00
4. Class A-3 principal balance - end of period	$175,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-3	$0.00
6. Class A-3 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-3 Notes as a percentage of the total Notes outstanding on the Distribution Date	27.699935%
8. Class A-3 Notes as a percentage of the Pool Balance on the Distribution Date	18.547037%
9. Class A-1, A-2 and A-3 Notes as a percentage of the Pool Balance on the Distribution Date	46.502237%

(d) Class A-4
A. Information Regarding Distributions
1. Total Distribution per $1,000	$5.96667
2. Principal Distribution per $1,000	$0.00000
3. Interest Distribution per $1,000	$5.96667

B. Calculation of Class A-4 Interest Due
1. Class A-4 related Note Rate	7.160000%
2. Class A-4 principal balance - beginning of period	$193,000,000.00
3. Accrual convention	30/360
4. Class A-4 interest due	$1,151,566.67
5. Class A-4 interest paid	$1,151,566.67
6. Class A Interest Carryover Shortfall with respect to Class A-4	$0.00
7. Class A-4 unpaid interest with respect to the Distribution Date	$0.00

C. Calculation of Class A-4 principal balance
1. Class A-4 principal balance - beginning of period	$193,000,000.00
2. Class A-4 principal - amount due	$0.00
3. Class A-4 principal - amount paid	$0.00
4. Class A-4 principal balance - end of period	$193,000,000.00
5. Class A Principal Carryover Shortfall with respect to Class A-4	$0.00
6. Class A-4 unpaid principal with respect to the Distribution Date	$0.00
7. Class A-4. Notes as a percentage of the total Notes outstanding on the Distribution Date	30.549072%
8. Class A-4 Notes as a percentage of the Pool Balance on the Distribution Date	20.454733%
9. Class A-1, A-2, A-3 and A-4 Notes as a percentage of the Pool Balance on the Distribution Date	66.956970%